SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K/A

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) September 14,
          1995

                            BALCOR CURRENT INCOME FUND-87
                          A REAL ESTATE LIMITED PARTNERSHIP
                         -----------------------------------
                              Exact Name of Registrant

          Illinois                                     0-16712
          ---------------------------             --------------------
          State or other jurisdiction             Commission file number
          of organization

          2355 Waukegan Road
          Suite A200
          Bannockburn, Illinois                        36-3451878
          --------------------------              --------------------
          Address of principal                         I.R.S. Employer
          executive offices                            Identification
                                                       Number

          60015
          ---------------------------
          Zip Code

                 Registrant's telephone number, including area code:
                                   (708) 267-1600
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          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
          ------------------------------------------

               (A)  FINANCIAL STATEMENTS:

                    None

               (B)  PRO FORMA FINANCIAL INFORMATION:

                    None

               (C)  EXHIBITS:

                    (16) Letter from Ernst & Young LLP dated September 19,
                           1995 regarding the change in the Registrant's
                             certifying accountant.


               No information is required under Items 1, 2, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

          Signature
          ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BALCOR CURRENT INCOME FUND-87
                                        A REAL ESTATE LIMITED PARTNERSHIP

                                        By:  Balcor CIF Partners,
                                               an Illinois general
                                             partnership, its general
                                             partner

                                        By:  The Balcor Company,
                                             a Delaware corporation,
                                             a partner

                                        By: /s/ Jerry M. Ogle
                                           -------------------------------
                                            Jerry M. Ogle, Vice President
                                            and Secretary


          Dated: October 27, 1995
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